Earnings Presentation Third Quarter 2017 Exhibit 99.2

2 Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the merger transaction among First Financial and MainSource, which are subject to numerous assumptions, risks and uncertainties. Words such as „„believes,‟‟ „„anticipates,‟‟ “likely,” “expected,” “estimated,” „„intends‟‟ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of First Financial‟s and MainSource‟s Annual Report on Form 10-K for the year ended December 31, 2016, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management‟s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management‟s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by First Financial and MainSource with the SEC, risks and uncertainties for First Financial, MainSource and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of MainSource‟s operations with those of First Financial will be materially delayed or will be more costly or difficult than expected; the inability to close the merger in a timely manner; the inability to complete the merger due to the failure of First Financial‟s or MainSource‟s shareholders to adopt the merger agreement; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on First Financial‟s, MainSource‟s or the combined company's respective customer relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, neither First Financial nor MainSource assumes no obligation to update any forward-looking statement. Proxy Solicitation First Financial, MainSource, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from First Financial‟s and MainSource‟s shareholders in favor of the approval of the merger. Information about the directors and executive officers of First Financial and their ownership of First Financial common stock is set forth in the proxy statement for First Financial‟s 2017 annual meeting of shareholders, as previously filed with the SEC on April 13, 2017, and First Financial‟s Annual Report on Form 10-K for the year ended December 31, 2016, as previously filed with the SEC on February 24, 2017. Information about the directors and executive officers of MainSource and their ownership of MainSource common stock is set forth in the proxy statement for MainSource‟s 2017 annual meeting of shareholders, as previously filed with the SEC on March 24, 2017. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available. Forward Looking Statement Disclosure

3 Important Additional Information About the Merger The Company has filed a registration statement on Form S-4 with the SEC (filed on September 22, 2017 and amended on October 17, 2017), which includes a joint proxy statement of the Company and MainSource Financial and a prospectus of the Company, and each party will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to the Company and MainSource Financial shareholders seeking required shareholder approvals. Before making any voting or investment decision, investors and security holders of the Company and MainSource Financial are urged to carefully read the entire registration statement and definitive joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by the Company and MainSource Financial with the SEC may be obtained free of charge at the SEC‟s website at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge at the Company‟s website at http://www.bankatfirst.com and the documents filed by MainSource Financial may be obtained free of charge at MainSource Financial‟ s website at https://www.mainsourcebank.com under the tab “Investor Relations.” Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to First Financial Bancorp, Attention: Shannon M. Kuhl, Chief Legal Officer and Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, Ohio 45202 or by calling (877) 322-9530 or from MainSource Financial upon written request to MainSource Financial Group, Inc., 2105 North State Road 3 Bypass, Greensburg, Indiana 47240, Attn: James M. Anderson, Chief Financial Officer, or by calling (812) 663-6734. This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the joint proxy statement/prospectus that the Company and MainSource Financial will file with the SEC.

4 3Q 2017 Highlights – 108th Consecutive Quarter of Profitability Total assets increased $51.6 million, to $8.8 billion, or 2.4% annualized, compared to the linked quarter. EOP loans increased $103.3 million, or 7.0% annualized, compared to the linked quarter. EOP deposits increased $257.2 million, or 15.8% annualized, compared to the linked quarter. EOP investment securities decreased $38.3 million, or 7.4% on an annualized basis, compared to the linked quarter. Balance Sheet Profitability Asset Quality Income Statement Capital Noninterest income = $22.9 million. Noninterest expense = $54.4 million. Efficiency ratio = 58.3%. Effective tax rate of 31.1%. Net interest income = $70.5 million, a $2.0 million increase compared to the linked quarter. Net interest margin of 3.50% on a GAAP basis; increased 1 bps to 3.57% on a fully tax equivalent basis. Average earning assets grew 6.8% on an annualized basis. Net income = $24.8 million or $0.40 per diluted share. Return on average assets = 1.13%. Return on average shareholders‟ equity = 10.85%. Return on average tangible common equity = 14.10% 1. Provision expense = $3.0 million. Net charge offs = $3.3 million. NCOs / Avg. Loans = 0.22% annualized. Nonperforming Loans / Total Loans = 0.83%. Nonperforming Assets / Total Assets = 0.60%. ALLL / Nonaccrual Loans = 181.07%. ALLL / Total Loans = 0.91%. Classified Assets/Total Assets = 1.08%. Total capital ratio = 12.98%. Tier 1 capital ratio = 10.53%. Tangible common equity ratio = 8.25%. Tangible book value per share = $11.36. 1) See Appendix for non-GAAP reconciliation

5 Profitability Net Income & Diluted EPS Return on Average Assets Return on Tangible Common Equity1 All dollars shown in millions, except per share data 1 See Appendix for non-GAAP reconciliation $698 $680 $661 $653 $645 14.10% 13.42% 14.98% 14.19% 14.08% 3Q172Q171Q174Q163Q16 Average Tangible Equity ROATCE $24.8 $22.7 $24.4 $23.3 $22.9 $0.40 $0.37 $0.39 $0.38 $0.37 3Q172Q171Q174Q163Q16 Net Income EPS - diluted $8,717 $8,583 $8,409 $8,360 $8,322 1.13% 1.06% 1.18% 1.11% 1.09% 3Q172Q171Q174Q163Q16 Average Assets ROAA

6 Adjusted Net Income The table below lists certain items that we believe are significant to understanding our quarterly performance. Earnings Diluted EPS Earnings Diluted EPS GAAP net income 24,826$ 0.40$ 22,736$ 0.37$ Plus: provision expense adjustment 5 800 - Less: noninterest income adjustments 1,3 (6,040) (719) Plus: noninterest expense adjustments 2,4 4,618 686 24,204 22,703 Tax adjustments 178 12 Adjusted net income 24,382$ 0.39$ 22,715$ 0.37$ 4 2Q 2017 noninterest expense includes $0.5 million of severance costs and $0.2 million of expenses from branch consolidation activities 3 2Q 2017 noninterest income includes $0.8 million of gains on sales of investment securities, partially offset by a $0.1 million tax-related adjustment to a limited partnership investment 5 3Q 2017 provision expense includes $0.8 million related to $28.3 million of home equity loans acquired through the redemption of previously off balance sheet trusts 3Q 2017 2Q 2017 2 3Q 2017 noninterest expense includes $3.8 million of severance costs associated with efficiency efforts and $0.8 million of merger related expenses (All dollars shown in thousands, except per share data) 1 3Q 2017 noninterest income includes $0.3 million of gains on sales of investment securities and $5.8 million of gains from the redemption of off balance sheet securitizations associated with the 2009 FDIC-assisted transactions

7 Performance Improvement Plan Balance Sheet Optimization Reduce excess capacity Streamline management structure Approx. 5% FTE reduction during 3Q Consolidating 8 banking centers by year end Address excess capacity / under-utilized banking centers Consolidating NJ-based Franchise operations office Align with post-merger footprint Re-focus sales efforts on growing low cost, core relationships Convert indexed deposits to managed rate Approx. $1.5 billion deposits impacted Weighted avg. rate reduction of 35 bps Effective late 3Q with full quarter impact in 4Q Re-Align Deposit Strategy Review Physical Distribution Improve Operating Efficiency Off Balance Sheet Trust Redemption Acquire $28 million of seasoned, performing home equity loans at par Earning asset yield / NIM enhancement Reduce investment securities portfolio Offset potential deposit attrition Earning asset yield / NIM enhancement

8 MainSource Merger Update Regulatory & Shareholder Approval Merger Integration Financial Considerations Shareholder vote scheduled for December 4, 2017 Regulatory applications completed – September 2017 Engaged third party consultant to assist with technology, staffing & contract assessments Technology Assessment – Complete Organization Structure / Staffing Assessment – In Process Contract Negotiations / Terminations – In Process Completed public plan detailing community development commitments over next 5 years Community Investment Plan Total annualized cost savings expected to be $48 million, including certain efficiencies realized during the third quarter; $43 million originally expected No other significant changes to financial considerations at this time Merger Timeline Expected close 2Q 2018 Expected conversion mid to late 2Q 2018

9 Outlook Taxes & Other Full year 2017 loan growth expected to be in the mid-single digits on a percentage basis Basic net interest margin expected to expand 4 – 6 basis points as full impact of deposit strategies is realized in 4Q17 Total noninterest expense base approximately $50 million, excluding one time expenses Noninterest Income / Expense Net Interest Margin Balance Sheet Full year 2017 effective tax rate of approximately 31.5 – 32.5% Full year guidance does not include potential recognition of historic tax credits in 4Q 2017 Recognition triggered by final certification of historic preservation application Approximate impact of historic tax credit recognition: $7.1 million after-tax, asset write-down $8.2 million tax credit $1.1 million net, after tax benefit An approximate 7% reduction to full year effective tax rate

10 Net Interest Income / Net Interest Margin 1 Gross loans include loans held for sale & FDIC indemnification asset All dollars shown in millions Net Interest Income Average Loans1 Average Securities Average Deposits 1 $70.5 $68.5 $68.9 $70.2 $68.8 3.57% 3.56% 3.70% 3.71% 3.66% 3Q172Q171Q174Q163Q16 Net Interest Income Net Interest Margin (FTE) $2,042 $2,035 $1,907 $1,817 $1,811 2.85% 2.77% 2.76% 2.58% 2.50% 3Q172Q171Q174Q163Q16 Average Investment Securities Investment Securities Yield 23% 23% 23% 24% 23% 22% 23% 23% 23% 23% 37% 37% 35% 32% 33% 18% 18% 19% 21% 21% $6,680 $6,570 $6,442 $6,557 $6,201 0.61% 0.53% 0.44% 0.37% 0.36% 3Q172Q171Q174Q163Q16 Avg NIB Demand Avg IB Demand Avg Savings Avg Time Cost of Deposits $5,911 $5,800 $5,748 $5,794 $5,758 4.71% 4.61% 4.64% 4.57% 4.54% 3Q172Q171Q174Q163Q16 Gross Loans Loan Yield

11 Net Interest Margin Net Interest Margin (FTE) 3Q17 NIM (FTE) Progression NIM Strategy & Outlook Basic net interest margin expected to expand 4 – 6 basis points as full impact of deposit strategies is realized in 4Q17 Continued focus on low cost deposit generation 3.43% 3.41% 3.48% 3.48% 3.46% 0.14% 0.15% 0.22% 0.23% 0.20% 3.57% 3.56% 3.70% 3.71% 3.66% 3Q172Q171Q174Q163Q16 Basic Margin (FTE) Loan Fees 2Q17 3.56% Asset Yields 0.12% Impact from rising rates; asset mix Covered/ Formerly covered loans -0.01% Decline in covered/formerly covered loan balances Asset Drivers 0.11% Funding Cost -0.08% Impact from rising rates; partially offset by deposit cost reduction strategies implemented at end of quarter Funding Mix -0.01% Increased higher rate deposit balances Liability Drivers -0.09% Other -0.01% Day count, accrual method differences 3Q17 3.57%

12 Noninterest Income Noninterest Income 3Q17 Highlights * Includes net gain on sale of investment securities & other noninterest income. All dollars shown in millions Total noninterest income increased $5.5 million, or 31.4%, from the linked quarter Other noninterest income increased $5.5 million due to gain on redemption of off balance sheet securitizations Deposit service charges increased $0.4 million, or 8.3%, from the linked quarter Bankcard income decreased $0.2 million, or 6.5%, from the linked quarter Client derivative fees increased $0.3 million, or 19.5%, from the linked quarter 23% 27% 27% 30% 30% 14% 20% 22% 19% 19% 14% 20% 18% 19% 18% 6% 8% 7% 10% 12% 8% 9% 6% 3% 7% 35% 17% 20% 20% 14% $22.9 $17.5 $17.4 $16.9 $16.9 3Q172Q171Q174Q163Q16 Service Charges Wealth Mgmt Bankcard Gains from sales of loans Client derivatives Other *

13 Noninterest Expense Noninterest Expense 3Q17 Highlights Efficiency Ratio All dollars shown in millions Total noninterest expense increased $2.9 million, or 5.6%, from the linked quarter Noninterest expense includes $3.8 million of severance costs related to efficiency efforts & $0.8 million of merger-related costs Salary & benefits expense increased $2.3 million, or 7.2%, from the linked quarter Marketing expense decreased $0.3 million, or 33.9%, from the linked quarter Professional services expense increased $0.6 million, or 38.2%, from the linked quarter Other noninterest expense increased $0.3 million, or 5.7%, from the linked quarter 62% 61% 62% 62% 63% 38% 39% 38% 38% 37% $54.4 $51.6 $51.0 $50.2 $51.1 1,363 1,429 1,424 1,420 1,402 3Q172Q171Q174Q163Q16 Personnel Non-Personnel FTE $54.4 $51.6 $51.0 $50.2 $51.1 58.3% 60.0% 59.2% 57.6% 59.6% 3Q172Q171Q174Q163Q16 NIE Efficiency Ratio

14 Loan Portfolio Loan Product Mix (EOP) Net Loan Change (Linked Quarter) * Includes residential mortgage, home equity, installment, & credit card loans. All dollars shown in millions Highlights Portfolio remains well-balanced 3Q17 activity included the acquisition of $28.3 million of highly seasoned home equity loans from redemption of off balance sheet securitizations Recognized $0.8 million of provision expense to establish related reserve $59.4 -$14.4 -$0.9 $66.1 -$21.3 $14.3 Commercial & Leasing Owner Occupied CRE Owner Occupied Construction Investor CRE Investor Construction Consumer Lending* 33% 33% 32% 33% 32% 12% 12% 12% 13% 14% 30% 30% 29% 29% 29% 7% 8% 8% 7% 7% 18% 18% 18% 18% 18% $5,977 $5,874 $5,754 $5,757 $5,790 3Q172Q171Q174Q163Q16 Commercial & Leasing Owner Occupied CRE Investor CRE Construction Consumer Lending*

15 Asset Quality Nonperforming Assets / Total Assets Classified Assets / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense All dollars shown in millions $54.5 $54.9 $56.3 $58.0 $57.6 0.91% 0.93% 0.98% 1.01% 1.00% 3Q172Q171Q174Q163Q16 Allowance for Loan Losses ALLL / Total Loans $3.3 $1.9 $2.0 $2.4 $0.8 $3.0 $0.5 $0.4 $2.8 $1.7 0.22% 0.13% 0.14% 0.17% 0.05% 3Q172Q171Q174Q163Q16 NCOs Provision Expense $52.9 $62.7 $68.4 $54.3 $58.0 0.60% 0.72% 0.80% 0.64% 0.69% 3Q172Q171Q174Q163Q16 NPAs NPAs / Total Assets $94.3 $98.4 $114.6 $125.2 $142.2 1.08% 1.13% 1.34% 1.48% 1.70% 3Q172Q171Q174Q163Q16 Classified Assets Classified Assets / Total Assets

16 Capital Tier 1 Common Equity Tangible Book Value Total Capital Tangible Common Equity All capital numbers are considered preliminary All dollars shown in millions $705.2 $688.1 $669.7 $654.6 $650.2 $11.36 $11.07 $10.78 $10.56 $10.50 3Q172Q171Q174Q163Q16 Tangible Book Value Tangible Book Value per Share $705.2 $688.1 $669.7 $654.6 $650.2 8.25% 8.09% 8.05% 7.96% 7.97% 3Q172Q171Q174Q163Q16 Tangible Book Value Tangible Common Ratio $920.6 $905.2 $892.2 $881.2 $865.2 12.98% 13.05% 13.19% 13.10% 12.82% 12.50% 3Q172Q171Q174Q163Q16 Total Capital Total Capital Ratio Target $746.7 $731.0 $716.7 $703.9 $688.4 10.53% 10.54% 10.59% 10.46% 10.20% 3Q172Q171Q174Q163Q16 Tier 1 Common Equity Tier 1 Common Ratio Target

Appendix: Non-GAAP to GAAP Reconciliation

Net interest income & net interest margin - fully tax equivalent

	Three months ended					YTD	
	Sep. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Sep. 30, 2017	Sep. 30, 2016
Net interest income	$ 70,479	$ 68,520	$ 68,932	$ 70,166	$ 68,818	$ 207,931	$ 202,505
Tax equivalent adjustment	1,353	1,294	1,225	1,077	1,028	3,872	3,138
Net interest income - tax equivalent	$ 71,832	$ 69,814	$ 70,157	$ 71,243	$ 69,846	$ 211,803	$ 205,643
Average earning assets	$ 7,989,969	$ 7,855,564	$ 7,695,717	$ 7,630,148	$ 7,591,160	$ 7,848,161	$ 7,488,670
Net interest margin*	3.50 %	3.50 %	3.63 %	3.66 %	3.61 %	3.54 %	3.61 %
Net interest margin (fully tax equivalent)*	3.57 %	3.56 %	3.70 %	3.71 %	3.66 %	3.61 %	3.67 %

* Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release and accompanying presentation include certain non-GAAP ratios, such as net interest income-tax equivalent. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST
first financial bancorp

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Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended Sep. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	YTD Sep. 30, 2017	Sep. 30, 2016
Net income (a)	$ 24,826	$ 22,736	$ 24,414	$ 23,294	$ 22,850	$ 71,976	$ 65,232
Average total shareholders' equity	908,057	889,604	871,215	863,509	856,296	889,760	838,497
Less:							
Goodwill and other intangibles	(209,730)	(210,045)	(210,324)	(210,625)	(210,888)	(209,730)	(210,888)
Average tangible equity (b)	698,327	679,559	660,891	652,884	645,408	680,030	627,609
Total shareholders' equity	914,954	898,117	880,065	865,224	861,137	914,954	861,137
Less:							
Goodwill and other intangibles	(209,730)	(210,045)	(210,324)	(210,625)	(210,888)	(209,730)	(210,888)
Ending tangible equity (c)	705,224	688,072	669,741	654,599	650,249	705,224	650,249
Total assets	8,761,689	8,710,042	8,531,170	8,437,967	8,368,481	8,761,689	8,368,481
Less:							
Goodwill and other intangibles	(209,730)	(210,045)	(210,324)	(210,625)	(210,888)	(209,730)	(210,888)
Ending tangible assets (d)	8,551,959	8,499,997	8,320,846	8,227,342	8,157,593	8,551,959	8,157,593
Risk-weighted assets (e)	7,090,714	6,936,665	6,765,336	6,728,737	6,750,749	7,090,714	6,750,749
Total average assets	8,716,917	8,582,961	8,409,071	8,359,912	8,322,156	8,570,777	8,215,370
Less:							
Goodwill and other intangibles	(209,730)	(210,045)	(210,324)	(210,625)	(210,888)	(209,730)	(210,888)
Average tangible assets (f)	$ 8,507,187	$ 8,372,916	$ 8,198,747	$ 8,149,287	$ 8,111,268	$ 8,361,047	$ 8,004,482
Ending shares outstanding (g)	62,061,465	62,141,071	62,134,285	61,979,552	61,952,873	62,061,465	61,952,873
Ratios							
Return on average tangible shareholders' equity (a)/(b)	14.10 %	13.42 %	14.98 %	14.19 %	14.08 %	14.15 %	13.88 %
Ending tangible equity as a percent of:							
Ending tangible assets (c)/(d)	8.25 %	8.09 %	8.05 %	7.96 %	7.97 %	8.25 %	7.97 %
Risk-weighted assets (c)/(e)	9.95 %	9.92 %	9.90 %	9.73 %	9.63 %	9.95 %	9.63 %
Average tangible equity as a percent of average tangible assets (b)/(f)	8.21 %	8.12 %	8.06 %	8.01 %	7.96 %	8.13 %	7.84 %
Tangible book value per share (c)/(g)	$ 11.36	$ 11.07	$ 10.78	$ 10.56	$ 10.50	$ 11.36	$10.50

The earnings press release and accompanying presentation include certain non-GAAP ratios. These ratios include: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

FIRST
first financial bancorp
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